Exhibit 10.4

CEDAR FAIR, L.P. 2016 OMNIBUS INCENTIVE PLAN
PERFORMANCE AWARD DECLARATION
This Performance Unit Award Declaration (“Declaration”) is made pursuant to the terms and conditions of the Cedar Fair, L.P. 2016 Omnibus Incentive Plan (the “Plan”), including (without limitation) Article IX, the provisions of which are incorporated into this Declaration by reference. Capitalized terms used herein shall have the meanings used in the Plan, unless indicated otherwise.

1.Performance Award in General. Participant’s Performance Unit Award (the “Award”) is outlined in the attached Notice of Performance Unit Award. Participant shall be eligible to receive the number of potential Performance Units as specified in the Notice of Performance Award of Cedar Fair, L.P. for the identified Performance Period, as determined and adjusted pursuant to the Performance Objectives as adopted by the Committee; provided that (i) the number of Performance Units to be paid will depend on the level of attainment of the Performance Objectives set forth in the Performance Objectives as determined by the Committee following the end of the Performance Period, and (ii) Participant must remain in the continuous employment with the Company or an Affiliate through the Payment Date as defined in and subject to Section 2 of this Agreement.

2.Payment Date. If the performance objectives set forth in the Performance Objectives are achieved during the Performance Period, any Performance Units that become payable under Section 1 plus Distribution Equivalents, on such number of Performance Units that become payable, if and to the extent the Company makes distributions on its Units after the grant date and prior to payment of the Performance Units (which for purposes of this Declaration shall be deemed to have been reinvested), shall be paid in a lump sum in Units in the first ninety (90) days ____; provided that any payment to a Specified Employee upon a Separation from Service (including Retirement) shall only be paid in accordance with Section 9.6 of the Plan (the actual date of payment is referred to herein as the “Payment Date”); and provided, further, that the Participant must be continuously employed by the Company or an Affiliate throughout the Performance Period and from the last day of the Performance Period through the Payment Date or will forfeit his entire Performance Award, except as described in the following paragraph, Section 4, or as provided in Section 13.1 of the Plan.
If the performance objectives as set forth in the Performance Objectives are achieved and the Participant dies or incurs a Separation from Service due to Disability prior to the Payment Date specified in the preceding paragraph, the Participant (or the Participant’s estate) shall receive payments on the Payment Date as provided in the preceding paragraph as if the Participant were employed by the Company or an Affiliate on the relevant Payment Date; provided, however, that any such payments will be prorated as of the date of death or Separation of Service due to Disability if the death or Separation of Service due to Disability occurs during the Performance Period. If the performance objectives set forth in the Performance Objectives are achieved and the Participant Retires (and incurs a Separation from Service) prior to the Payment Date, the Performance Award shall be paid on the Payment Date as provided in the preceding paragraph (including that any payment to a Specified Employee upon a Separation from Service (including Retirement) shall only be paid after a six- (6-) month period following such Participant’s Separation from Service); provided, however, that any such payments will be prorated as of the date of Separation of Service due to Retirement if the Separation of Service due to Retirement occurs during the Performance Period.
Except as permitted by Section 409A (including Section 13.1(c) of the Plan), no payment shall be accelerated. If the Performance Award becomes payable under Section 13.1(c) of the Plan, payment will be at the target number of potential Performance Units.

3.Tax Matters and Withholding. To the extent permitted by applicable securities laws, the Company, the Participant’s employer or their agent(s) shall withhold all required local, state, federal, and other taxes and any other amount required to be withheld by any governmental authority or law from the Units issued pursuant to the Award, and Units issued hereunder shall be retained by, surrendered back to or reacquired by the Company or an Affiliate as necessary in order to accomplish the foregoing, with the number of Performance Units to be delivered after the completion of the Performance Period being reduced accordingly. The number of Units to be withheld shall have a Fair Market Value equal to the amount required to be withheld as of the date that the amount is withheld. The Participant will execute such other documentation as may be necessary or appropriate to accomplish the foregoing. Prior to such withholding, in accordance with procedures established by or agreement of the Committee or the Participant’s employer, the Participant may arrange to pay all applicable withholdings in cash on the due date of such withholdings. To the extent applicable law does not permit the withholding of Units, the Participant shall pay all applicable withholdings in cash on the due date of such withholdings.

4.Priority of Agreements.  In the event of a Change in Control (as such term is defined the Plan), the terms of Section 13 of the Plan shall govern and control over any conflicting term of this Declaration.  However, if Participant is party to an employment agreement with the Company and there is a conflict between the terms of that employment agreement and the terms of this Declaration or the Plan, then the terms of the employment agreement control.

This Performance Award Declaration (“Declaration”) is made pursuant to the terms and conditions of the Cedar Fair, L.P. 2016 Omnibus Incentive Plan (the “Plan”), including (without limitation) Article IX, the provisions of which are incorporated into this Declaration by reference. Capitalized terms used herein shall have the meanings used in the Plan, unless indicated otherwise.

5.Performance Award in General. Participant shall be eligible to receive up to 200% of the target number of potential Performance Units specified in the Award Summary for the identified Performance Period, as determined and adjusted pursuant to the Performance Objectives as adopted by the Committee; provided that (i) the number of Performance Units to be paid will depend on the level of attainment of the Performance Objectives set forth in the Performance Objectives as determined by the Committee following the end of the Performance Period, and (ii) Participant must remain in the continuous employment with the Company or an Affiliate through the Payment Date as defined in and subject to Section 2 of this Agreement.

6.Payment Date. If the performance objectives set forth in the Performance Objectives are achieved during the Performance Period, any Performance Units that become payable under Section 1 plus Distribution Equivalents, on such number of Performance Units that become payable, if and to the extent the Company makes distributions on its Units after the grant date and prior to payment of the Performance Units (which for purposes of this Declaration shall be deemed to have been reinvested), shall be paid in a lump sum in Units in the first ninety (90) days 2020; provided that any payment to a Specified Employee upon a Separation from Service (including Retirement) shall only be paid in accordance with Section 9.6 of the Plan (the actual date of payment is referred to herein as the “Payment Date”); and provided, further, that the Participant must be continuously employed by the Company or an Affiliate throughout the Performance Period and from the last day of the Performance Period through the Payment Date or will forfeit his entire Performance Award, except as described in the following paragraph, Section 4, or as provided in Section 13.1 of the Plan.
If the performance objectives as set forth in the Performance Objectives are achieved and the Participant dies or incurs a Separation from Service due to Disability prior to the Payment Date specified in the preceding paragraph, the Participant (or the Participant’s estate) shall receive payments on the Payment Date as provided in the preceding paragraph as if the Participant were employed by the Company or an Affiliate on the relevant Payment Date; provided, however, that any such payments will be prorated as of the date of death or Separation of Service due to Disability if the death or Separation of Service due to Disability occurs during the Performance Period. If the performance objectives set forth in the Performance Objectives are achieved and the Participant Retires (and incurs a Separation from Service) prior to the Payment Date, the Performance Award shall be paid on the Payment Date as provided in the preceding paragraph (including that any payment to a Specified Employee upon a Separation from Service (including Retirement) shall only be paid after a six- (6-) month period following such Participant’s Separation from Service); provided, however, that any such payments will be prorated as of the date of Separation of Service due to Retirement if the Separation of Service due to Retirement occurs during the Performance Period.
Except as permitted by Section 409A (including Section 13.1(c) of the Plan), no payment shall be accelerated. If the Performance Award becomes payable under Section 13.1(c) of the Plan, payment will be at the target number of potential Performance Units.

7.Tax Matters and Withholding. To the extent permitted by applicable securities laws, the Company, the Participant’s employer or their agent(s) shall withhold all required local, state, federal, and other taxes and any other amount required to be withheld by any governmental authority or law from the Units issued pursuant to the Award, and Units issued hereunder shall be retained by, surrendered back to or reacquired by the Company or an Affiliate as necessary in order to accomplish the foregoing, with the number of Performance Units to be delivered after the completion of the Performance Period being reduced accordingly. The number of Units to be withheld shall have a Fair Market Value equal to the amount required to be withheld as of the date that the amount is withheld. The Participant will execute such other documentation as may be necessary or appropriate to accomplish the foregoing. Prior to such withholding, in accordance with procedures established by or agreement of the Committee or the Participant’s employer, the Participant may arrange to pay all applicable withholdings in cash on the due date of such withholdings. To the extent applicable law does not permit the withholding of Units, the Participant shall pay all applicable withholdings in cash on the due date of such withholdings.

8.Priority of Agreements.  In the event of a Change in Control (as such term is defined the Plan), the terms of Section 13 of the Plan shall govern and control over any conflicting term of this Declaration.  However, if Participant is party to an employment agreement with the Company and there is a conflict between the terms of that employment agreement and the terms of this Declaration or the Plan, then the terms of the employment agreement control.
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IN WITNESS WHEREOF, Magnum Management Corporation, a subsidiary of Cedar Fair, L.P., has caused this Declaration to be executed by its duly authorized officer as approved by the Committee.

MAGNUM MANAGEMENT CORPORATION By: Title: Date:

A copy of the Cedar Fair, L.P. 2016 Omnibus Incentive Plan Information Statement is available for review on the Cedar Fair Intranet link at http://cfnet/ under “Document Share”, and a copy of the most current Form 10-K is available for review at http://ir/cedarfair.com/financial-reports/annual-reports/default.aspx.

Notice of Performance Unit Award of Cedar Fair, L.P.

Company Name
Plan
Participant Id
Participant Name
Participant Address
Grant/Award Type
Award Amount
Grant/Award Price
Grant/Award Date
Expiration Date

VESTING SCHEDULE

Vesting Date	No. of Shares	Percent